SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                          July 16, 1997



                       THE PITTSTON COMPANY

      (Exact Name of registrant as specified in its charter)






    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




1000 Virginia Center Parkway
P. O. Box 4229
Glen Allen, VA                               23058-4229
(Address of principal                        (Zip Code)
executive offices)



                          (804)553-3600
       (Registrant's telephone number, including area code)

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Item 5.  Other Events

          The Pittston Company has issued a press release addressing special expenses, expected results and other items.
The press release, dated July 16, 1997, is filed as an exhibit to this report and is incorporated herein by reference.


                             EXHIBITS

99(a)     Registrant's Burlington Group press release dated July
          16, 1997.


                            SIGNATURE
          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE PITTSTON COMPANY
                                  (Registrant)



                              By /s/ Austin F. Reed
                                Vice President, General Counsel
                                  and Secretary

Dated: July 16, 1997

                             EXHIBITS



Exhibit        Description

99(a)          Registrant's Burlington Group
               press release dated July 16, 1997